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                                                               EXHIBIT 10



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our reports on Security First Life Insurance Company and Subsidiaries dated February 7, 1997 and Security First Life Separate Account A dated April 11, 1997 in the Registration Statement (Form N-4, Amendment Number 11 under the Securities Act of 1933 and Amendment Number 90 under the Investment Company Act of 1940) and related Prospectus and Statement of Additional Information of Security First Life Separate Account A.



                                              /s/ ERNST & YOUNG LLP


                                              ERNST & YOUNG LLP



Los Angeles, California
December 23, 1997